UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             CIRALIGHT GLOBAL, INC.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                             CIRALIGHT GLOBAL, INC.
                                670 E. PARKRIDGE
                                    SUITE 112
                            CORONA, CALIFORNIA 92879

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 25, 2012

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of Ciralight Global, Inc. ("Company") will be held at the offices of SA Recyling, 2411 North Glassell Avenue, Orange, California 92865, on Monday, June 25, 2012, at 10:00, a.m., Pacific Daylight Time, for the following purposes:

     1. The election of six (6) directors, Terry S. Adams, Jeffrey S. Brain, Larry Eisenberg, Frederick Feck, Richard Katz and William ("Smokey") Robinson Jr., for the ensuing year;

     2. Ratification of HJ Associates & Consultants, LLP as the Company's independent accountants for the 2009, 2010, 2011 and 2012 fiscal years;

     3. To approve the Ciralight Global, Inc. 2010 Employee and Consultant Stock Incentive Plan;

     4. To approve the Ciralight Global, Inc. 2012 Employee and Consultant Stock Incentive Plan; and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The board of directors has fixed the close of business on May 23, 2012, as the record date ("Record Date") for the determination of shareholders who are entitled to notice of and to vote at the meeting and any adjournment thereof.

     We have enclosed the 2011 Annual Report on Form 10-K, including financial statements, the Proxy Statement and a Proxy Card with this Notice of Annual Meeting.

     Attendance at the Annual Meeting will be limited to shareholders of the Company. Shareholders will be required to furnish proof of ownership of the Company's common stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company's stock. Directions to the meeting's location accompany the Proxy Statement.

     Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy at your earliest convenience. You may mail, fax or scan and email your proxy to us. Our fax number is (877) 520-5995. You can email us at info@ciralight.com. This will ensure the presence of a quorum and your representation at the meeting. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

                                 By Order of the Board of Directors,


Date: June 4, 2012              /s/ Jeffrey S. Brain
                                ------------------------------------
                                Jeffrey S. Brain,
                                President

                                  DIRECTIONS TO
            ANNUAL MEETING OF SHAREHOLDERS OF CIRALIGHT GLOBAL, INC.

                                 to be held at:

                                 The offices of
                                  SA Recycling
                           2411 North Glassell Avenue
                            Orange, California 92865

                      (MONDAY, JUNE 25, 2012 AT 10:00 A.M.)



                       [MAP SHOWING THE MEETING LOCATION]

                             CIRALIGHT GLOBAL, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                               PROCEDURAL MATTERS

GENERAL

     The enclosed Proxy Statement, which was first mailed to shareholders on June 4, 2012, is furnished in connection with the solicitation of proxies by the Board of Directors of Ciralight Global, Inc. ("Company") to be voted at the
Annual Meeting of Shareholders of the Company to be held on Monday, June 25, 2012, at 10:00 a.m. Pacific Daylight Time, at the offices of SA Recycling, 2411 Glassell Avenue, Orange, California 92865, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. When proxies are properly dated, executed and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted "FOR" the election of the nominees for directors set forth herein, "FOR" the proposals set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting.

RECORD DATE AND VOTING SECURITIES

     Shareholders of record at the close of business on May 23, 2012 ("Record Date") will be entitled to vote at the meeting on the basis of one (1) vote for each share of Common Stock held. Mr. George Adams, Sr., the holder of 1,000,000 shares of our Series A Preferred Stock ("Preferred Stock") will be entitled to vote his Preferred Stock's super-voting rights for the election of the Directors together with his Common Stock voting rights for a total of 51% of all castable votes on the election of our Directors. Mr. Adams does not have super-voting rights on Proposals No. 2, 3 or 4. On May 23, 2012, there were 14,344,067 shares of the Common Stock outstanding, held of record by approximately 173 shareholders, and 1,000,000 shares of Preferred Stock, held of record by Mr. George S. Adams.

REVOCABILITY OF PROXIES

     Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the meeting or by executing another proxy dated as of a later date.

SOLICITATION

     The cost of solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company's directors, officers and employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or telegram. Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $5,000.00.

VOTING RIGHTS

     Under the Nevada Revised Business Corporation Act, the Company's Articles of Incorporation, and its Bylaws, the holders of Common Stock shall be entitled to one vote for each share of Company's Common Stock held at the Record Date for all matters, including the election of directors. The holder of our Series A Preferred Stock has "super-voting" rights exercisable for the election of Directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of

Common Stock and Preferred Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD," OR "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting ("Votes Cast") with respect to such matters. Abstentions will not be counted as a vote "FOR" or "AGAINST" a proposal.

     Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal. Except with respect to elections of directors, any shareholder entitled to vote may vote part of his or her shares in favor of a proposal and refrain from voting the remaining shares or vote them against the proposal. If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is cast with respect to all shares the shareholder is entitled to vote.

VOTING PROXIES

     The shares of Common Stock and Preferred Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no specification is made, the shares will be voted "FOR" the nominees named herein as directors and "FOR" all other proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED SHAREHOLDER MATTERS

     The following tables set forth the ownership of our common stock and preferred stock by (a) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock and preferred stock; and (b) by all of named officers and our directors and by all of our named executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares and are beneficial owners of the shares indicated in the tables, except as otherwise noted by footnote.

     The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the U.S. Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown.

(A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS:

BENEFICIAL OWNERSHIP OF 5% OR MORE OF OUR COMMON STOCK


 Title            Name and Address of         Amount and Nature of       Percent
of Class            Beneficial Owner          Beneficial Ownership      of Class
--------            ----------------          --------------------      --------
Common Stock   George Adams, Sr.                 4,823,224 (1)            33.62%
               3200 E. Frontera Street
               Anaheim, California 92806

Common Stock   Jeffrey S. Brain                    994,375 (2)             6.75%
               670 E. Parkridge, Suite 112
               Corona, California 92879

Common Stock   Frederick Feck                      800,000 (3)             5.50%
               670 E. Parkridge, Suite 112
               Corona, California 92879

----------
(1) In addition to the 4,823,224 shares owned of record and beneficially by Mr. Adams, Mr. Adams owns 1,000,000 shares of Series A Preferred Stock. The combination of common stock and the voting rights for the Series A Preferred Stock result in Mr. Adams having the right to cast 51% of all votes in the election of our Directors.
(2) These shares are registered in the name of Bayport Holding Company, LLC, Jeffrey S. Brain's 100% owned, personal holding company. Mr. Brain is the indirect beneficial owner of, and has sole dispositive and voting power over, these shares. Of these shares, 619,375 of these shares represent common stock issued and options to purchase 375,000 shares of common stock that are exercisable within the next 60 days.
(3) Includes options to purchase 200,000 shares of common stock that are exercisable within the next 60 days.

BENEFICIAL OWNERSHIP OF 5% OR MORE OF OUR SERIES A PREFERRED STOCK

 Title            Name and Address of         Amount and Nature of       Percent
of Class            Beneficial Owner          Beneficial Ownership      of Class
--------            ----------------          --------------------      --------
Series A       George Adams, Sr.                5,000,000 (1)           100.00%
Preferred      3200 E. Frontera Street
 Stock         Anaheim, California 92806

----------
(1) In addition to the 1,000,000 shares of Series A Preferred Stock owned of record and beneficially by Mr. Adams, Mr. Adams owns 4,823,224 shares of common stock. The combination of common stock and the voting rights for the Series A Preferred Stock result in Mr. Adams having the right to cast 51% of all votes in the election of our directors.

(B) SECURITY OWNERSHIP OF MANAGEMENT:

 Title             Name of                   Amount and Nature of       Percent
of Class       Beneficial Owner              Beneficial Ownership      of Class
--------       ----------------              --------------------      --------
Common Stock   Terry S. Adams                       614,032 (1)            4.22%

Common Stock   Jeffrey S. Brain                     994,375 (2)            6.75%

Common Stock   Jarrett Fenton                             0                  --%

Common Stock   Larry Eisenberg                            0                  --%

Common Stock   Frederick Feck                       800,000 (3)            5.50%

Common Stock   Richard Katz                               0                  --%

Common Stock   William ("Smokey") Robinson Jr.       37,000 (4)     less than 1%

Common Stock   All officers and directors         2,445,407               16.47%
                as a group (2 persons)

----------
(1) Includes options to purchase 200,000 shares of common stock that are exercisable within the next 60 days.

(2) Includes 619,375 shares registered in the name of Bayport Holding Company, LLC, Jeffrey S. Brain's 100% owned, personal holding company. Mr. Brain is the indirect beneficial owner of, and has sole dispositive and voting power over, these shares. Of these shares, 619,375 shares represent common stock issued and options to purchase 375,000 shares of common stock that are exercisable within the next 60 days.

(3) Includes options to purchase 200,000 shares of common stock that are exercisable within the next 60 days.

(4)  Includes 6,000 shares held in the name of Mr. Robinson's wife.

(C) CHANGES IN CONTROL:

     We are not aware of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

SECTION 16(a) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC. Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

     Based on our review of the copies of such form filed with the SEC electronically, received by the Company and representations from certain reporting persons, the Company believes that for the fiscal year ended December 31, 2011, and up through the quarterly period ending March 31, 2012, all the officers, directors and more than 10% beneficial owners have filed all reports required under the above described filing requirements.

             DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

     Our executive officers are elected by the board of directors and serve at the discretion of the board. All of the current directors serve until the next annual shareholders' meeting or until their successors have been duly elected and qualified. The following table sets forth certain information regarding our current directors and executive officers:

        Name                       Age               Position                 Director Since
        ----                       ---               --------                 --------------
Terry S. Adams                     52     Chairman of the Board and Director     April 2012

Jeffrey S. Brain                   52     President, Chief Executive Officer,    April 2009
                                          Chief Operating Officer, Treasurer
                                          and Director

Larry Eisenberg                    60     Director                               April 2012

Frederick Feck                     80     Corporate Secretary and Director       April 2009

Jarrett Fenton                     35     Chief Financial Officer                       --

Richard Katz                       61     Director                               April 2012

William ("Smokey") Robinson Jr.    72     Director                               May 2012

     Certain biographical information of our directors and officers is set forth below.

TERRY SCOT ADAMS, CHAIRMAN OF THE BOARD AND DIRECTOR

     Terry S. Adams is a Director and Executive Vice President of SA Recycling. Originally started by Terry's Father in 1973, as a small junk yard with a handful of employees, SA Recycling currently operates over 50 facilities in California, Arizona, Nevada and Mexico. The list of facilities includes two deep water ports and four automobile shredding plants. SA Recycling has approximately 1,500 employees and will process and recycle more than three million tons of steel this year, accounting for almost 10% of all scrap metal exported from the U.S. Mr. Adams has worked for SA Recycling for the past 30 years.

     Mr. Adams' many roles in the SA Recycling have included: shredder operator, design engineer, plant manager, regulatory compliance officer, and in his current capacity he is involved in acquisitions and strategic planning.

     Over the past thirty years Mr. Adams has developed an extensive background and expertise in the recycling, processing, shredding, and management of all types of metals and waste streams, including hazardous, reactive, and radioactive materials. In 1993, Mr. Adams helped form the first lithium recycling company and was the chief design engineer for the world's first lithium battery recycling plant located in Trail, British Columbia. That company, Toxco, Inc. has grown into one of the largest battery recyclers in the U.S. and is currently building a new Department of Energy sponsored facility at one of its plants in Ohio. When completed in 2012, this plant will be the first dedicated electric vehicle battery recycling operation in the U.S. Mr. Adams served as President of Toxco, Inc. from 1999 to 2011, and is currently Chairman of the Board of Toxco, Inc.

     Mr. Adams is also on the Board of Directors of the following non-profit organizations: Foundation Board Children's Hospital Orange County (CHOC), Executive Board member Orange County Council, Boy Scouts of America, and USC Viterbi (Engineering) Board of Councilors.

     Mr. Adams holds a Bachelor of Science in  Mechanical  Engineering  from USC
(1981) and a Masters in Business Administration from Cal State Fullerton (1985)

     Mr. Adams has been married to his wife Leslie for 25 years and has son and a daughter.

JEFFREY BRAIN, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF OPERATING OFFICER AND A DIRECTOR

     Since March 15, 2009, until the present time, Jeff has been involved in the formation and operation of the Company and currently serves us in the capacities of President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and as a director. Jeff is a successful entrepreneur, recognized civic leader and government strategist. Jeff served as Chief Operating Officer of the Smokey Robinson Food Company from October 2003 until November 2008. Jeff took the company from startup to national distribution in just 18 months. Prior to joining Smokey Robinson Food Company, Jeff was the Founder and President of Valley Vote, Inc., one of the largest government reform organizations in U.S. history. Jeff presided over a Board of Directors of 100 of Los Angeles' top community and business leaders, directed 2,000 volunteers and a team of professional consultants and attorneys.

     As President of Valley Vote, Inc., Jeff was responsible for preparing a $1.1 billion dollar budget and a public service plan to provide police, fire, transportation, parks, utilities, etc. for a city that would be the sixth largest city in the U.S. He also managed all the business functions, including media relations, public speaking, community outreach, budgeting, government structure and public service planning, message development, legislative development and he oversaw the day-to-day administrative staff and operations.

     Prior to forming Valley Vote, Jeff founded Jeff Brain's Real Estate Network, a full service real-estate brokerage and consulting firm based in Los Angeles. Before launching his entrepreneurial ventures, Jeff held the position of Assistant Vice President at Eastern Pacific, a real estate development company. In this role, Jeff was responsible for analyzing, budgeting and syndicating multi-million dollar real estate development projects and managed the Accounting Department. Jeff also served as the Director of Acquisition and Finance at Triangle Investments, Inc., where he was responsible for real estate acquisitions, project analysis, syndications and management.

     Jeff has a Bachelor of Science degree in Finance as well as a Bachelor of Science Degree in Accounting, both from the California State University of Northridge.

LARRY EISENBERG, DIRECTOR

     Since March 2011, Larry Eisenberg is Principal of Sustainable Strategies Today. Sustainable Strategies Today helps clients across the nation implement sustainable design and renewable energy solutions, working as a strategic advisor and owner's representative.

     From August 2003 until March 2011, Mr. Eisenberg served as the Executive Director of Facilities Planning and Development for the Los Angeles Community College District, the largest community college district in the nation. Serving more than 36 cities in Los Angeles County and covering nearly 900 square miles, the nine colleges of the LACCD have been educating and training the region's diverse workforce since 1969.

     As the Executive Director, Mr. Eisenberg oversaw all planning, facilities development, maintenance and real estate activities at the District. Mr. Eisenberg directed the District's award -winning $6 billion Sustainable Building Program, one of the nation 's largest "green" construction and renewable energy efforts. The program was established to modernize the LACCD's nine colleges, focusing on sustainability by embracing nationally recognized environmental standards and guidelines. By the time the construction and renewable energy efforts are complete, the District is expected to have 85 new buildings that meet the U.S. Green Building Council's LEED (Leadership in Energy and Environmental Design) standards with nearly 20 of them being certified as LEED Platinum. In addition, a significant share of the District's energy requirements will be met with renewable energy.

     Mr. Eisenberg has extensive experience with major construction projects and is an expert on sustainable building practices. He has published numerous articles  on a  variety  of  construction  -related  topics  and  on  innovative public/private partnerships in building projects. Mr. Eisenberg is a sought after speaker, regularly serving as a keynote speaker at meetings and conferences around the country on topics of sustainable design, renewable energy, and building construction practices.

     Mr. Eisenberg serves on the sustainability advisory committee for several national organizations, including the American College and University Presidents Climate Commitment, the Association for the Advancement of Sustainability in Higher Education, and the National Association of College and University Budget Officers.

     Mr. Eisenberg received a bachelor's degree in urban studies from the Massachusetts Institute of Technology and a master's degree in public affairs from the LBJ School of Public Affairs at the University of Texas at Austin. He was born and raised in California's San Fernando Valley and attended North Hollywood High School. Mr. Eisenberg is married and has one son.

FREDERICK FECK, CORPORATE SECRETARY AND A DIRECTOR

     Mr. Feck is a Director of the Company and our Corporate Secretary. Mr. Feck has been in the real estate development and construction industry from 1960 until the present time. Mr. Feck developed the first true condominium with Fee Title to cubical air space in California. After the passage of the Medicare bill in late 1965, Mr. Feck entered the health care field syndicating and developing convalescent hospitals. Mr. Feck acted as a general partner in the syndication of a 204 bed convalescent hospital known as The Rio Hondo Convalescent Hospital in Montebello, California. In 1970, Mr. Feck co-founded Environmental Communities, Inc., to manufacture mobile and modular homes from a facility in Corona, California. Mr. Feck sold his interest in 1972 and moved to San Diego County. Mr. Feck formed Calco West, Inc. and was engaged in the development and construction of single family tract homes. Mr. Feck also formed Calco West Realty, Inc. in 1976, a general real estate operation with six offices and a Real Estate School in the North San Diego County area. The company was sold to its employees in 1981. Mr. Feck then formed Calco West Financial Corporation in 1981 for the management of commercial and residential real estate, primarily his own. Mr. Feck was also one of the original founders of the San Marcos National Bank in 1981 and served on its Board of Directors for a period of 14 years. Mr. Feck was born in Maine, attended the University of Maine for two years, moved to California in 1950 and attended Northrop Aeronautical Institute in Los Angeles from which he graduated in 1952 as an aeronautical engineer. He worked for Northrop Aircraft Company on the N-69 Guided Missile Program for two years before going into the service. Mr. Feck served as a pilot in the United States Air Force for five years. Mr. Feck is licensed in California as a general contractor and a real estate broker and also holds a commercial pilot's license.

JARRETT FENTON, CHIEF FINANCIAL OFFICER

     Effective April 9, 2012, the Company appointed Jarett Fenton, age 35, as the Chief Financial Officer of the Company.

     Since March 2011, Mr. Fenton has served as a Director at Orchid Capital Partners. Orchid Capital is a transaction and capital markets consultancy focused on helping small and mid-sized businesses raise funding and execute strategic transactions. From December 2005 to December 2010, Mr. Fenton served as Chief Financial Officer at Enova Systems. Enova designs and manufactures clean vehicle drive systems for heavy vehicle applications. Enova is a dual listed public company with active listings on NYSE Amex and London AIM. At Enova, Mr. Fenton solicited and managed an international investor base that included bulge bracket financial institutions, conglomerate pension funds, hedge funds, venture funds, and private capital sources. During his five year tenure, Mr. Fenton executed several multi tranche international equity raises of ~$50M. While at Enova, he oversaw a capital expenditure program of ~$30M, and managed high profile federal stimulus and incentive programs.

     From March 2003 through February 2007, Mr. Fenton served as the Chief Executive of the Clarity Group, a company he founded. The Clarity Group is a SEC reporting and corporate compliance consultancy. Mr. Fenton's primary responsibility was practice development and he eventually grew the company to include such clients as Countrywide Financial and PC Mall Inc., as well as smaller SEC registrants. From September 1998 to March of 2003, Mr. Fenton served as a Senior Associate in the Middle Market practice of PricewaterhouseCoopers in the Orange County, CA office. At PricewaterhouseCoopers Mr. Fenton facilitated audit engagements, worked on SEC reporting issues, controls assessments, client reporting, financial guidance interpretation and staff development. Mr. Fenton has a BA in Business Economics with an emphasis in Accounting from the University of California at Santa Barbara and is a Certified Public Accountant in the State of California.

RICHARD KATZ, DIRECTOR

     Since January 1997, Richard Katz has been the owner of a successful public policy and government relations firm based in Los Angeles, Richard Katz Consulting, Inc. ("RKC"). RKC offers a wide variety of services, including strategic advice, message development, negotiations/mediation and government relations strategies. RKC brings a vast knowledge of all levels of government and can guide clients through the maze of both bureaucratic and regulatory concerns. In addition, they can develop, direct and implement a communications strategy to specific stakeholders. Targeting interest groups and helping clients gain entry into organizations, stakeholders and corporations through their vast contacts and decades of relationships is their specialty.

     Mr. Katz was California's lead negotiator for the landmark Colorado River Agreement between the State of California, the Federal Government, four California Water Agencies, and the six Colorado River Basin States, furthering his expertise as a negotiator on issues of statewide significance. Mr. Katz had already played a pivotal role in renegotiating $30 Billion worth of California's Energy contracts and developing California's Transportation Blueprint for the 21st Century, which the voters approved as Proposition III in 1990.

     Shortly after his election in June of 2005, Los Angeles Mayor Antonio Villaraigosa appointed Mr. Katz to serve with him on the Governing Board of the Metropolitan Transportation Authority. After the horrific Metrolink accident in 2008, the Mayor appointed Mr. Katz to the Metrolink Board, where he now serves as Chair.

     In January 2003, Governor Davis appointed Mr. Katz his Senior Advisor on Energy and Water issues. In 2001, Mr. Katz was appointed to the State Water Resources Control Board, confirmed by the Senate and served for six years, occupying the water quality seat.

     Mr. Katz was first elected to the California State Assembly in 1980 and served continuously for 16 years. As Democratic Leader in 1995, Mr. Katz led the Democratic Party back to majority status by winning 43 seats in the 1996 elections. California's term lirnits law prohibited Mr. Katz from seeking re-election.

     For 10 years, Mr. Katz served as Chair of the powerful Assembly Transportation Committee. Katz authored Proposition 111, a 10-year Transportation Blueprint passed by the voters. He created the Congestion Management Plan, requiring cities and counties to measure and mitigate impacts of land use decisions on their streets, highways and transit systems. Mr. Katz also spearheaded numerous investigations of governmental waste.

     In addition to serving as Chair of the Transportation Committee, Mr. Katz worked in policy areas including education, environment, criminal justice and consumer issues. Some of his accomplishments include laws he wrote dealing with prison reform, groundwater protection, computer education, a $100 million school bus replacement program, Mono Lake restoration and landmark water market legislation.

     Mr. Katz was Chair of Angelenos for Better Classrooms, which led the successful 1997 campaign to pass a $2.4 billion L.A. school bond. Mr. Katz currently serves on the Management Committee and Board of the Economic Alliance of the San Fernando Valley and the Boards of Heal the Bay, ValIey Presbyterian Hospital, The Children's Community School, Project Grad and the West Coast Sports Medicine Foundation,

WILLIAM ("SMOKEY") ROBINSON JR., DIRECTOR

Smokey Robinson has had a 50 year career in music.

Once pronounced by Bob Dylan as America's "greatest living poet," acclaimed singer-songwriter Smokey Robinson's career spans over 4 decades of hits. He has received numerous awards including the Grammy Living Legend Award, NARAS
Lifetime Achievement Award, Honorary Doctorate (Howard University), Kennedy Center Honors and the National Medal of Arts Award from the President of the United States. He has also been inducted into the Rock `n' Roll Hall of Fame and the Songwriters' Hall of Fame.

Born and raised in Detroit, Michigan, Robinson founded The Miracles while still in high school. The group was Berry Gordy's first vocal group, and it was at Robinson's suggestion that Gordy started the Motown Record dynasty. Their single of Robinson's "Shop Around" became Motown's first #1 hit on the R&B singles chart. In the years following, Robinson continued to pen hits for the group including "You've Really Got a Hold on Me," "Ooo Baby Baby," "The Tracks of My Tears," "Going to a Go-Go," "More Love," "Tears of a Clown" (co-written with Stevie Wonder), and "I Second That Emotion."

The Miracles dominated the R&B scene throughout the 1960's and early 70's and Robinson became Vice President of Motown Records serving as in-house producer, talent scout and songwriter.

In addition to writing hits for the Miracles, Robinson wrote and produced hits for other Motown greats including The Temptations, Mary Wells, Brenda Holloway, Marvin Gaye and others. "The Way You Do the Things You Do," "My Girl," "Get Ready," "You Beat Me to the Punch," "Don't Mess with Bill," "Ain't That Peculiar," and "My Guy" are just a few of his songwriting triumphs during those years.

John Lennon of The Beatles made countless remarks regarding Robinson's influence on his music. The Beatles had recorded Robinson and The Miracles' "You've Really Got A Hold On Me" in 1963 and in 1982 another popular British group, The Rolling Stones covered the Robinson and the Miracles' hit "Going To A Go-Go."

He later turned to a solo career where he continued his tradition of hitmaking with "Just to See Her," "Quiet Storm," "Cruisin'," and "Being with You," among others.

He remained Vice President of Motown records until the sale of the company, shaping the label's success with friend and mentor Berry Gordy. Following his tenure at Motown, he continued his impressive touring career and released several successful solo albums.

During the course of his 50-year career in music, Robinson has accumulated more than 4,000 songs to his credit and continues to thrill sold-out audiences around the world with his high tenor voice, impeccable timing, and profound sense of lyric. Never resting on his laurels, Smokey Robinson remains a beloved icon in our musical heritage.

COMMITTEES OF THE BOARD OF DIRECTORS

     We do not currently have an audit committee or a compensation committee.

COMPENSATION OF DIRECTORS

     Our directors do not receive any direct compensation for their service on our board of directors. Any future director compensation will be determined by our compensation committee, once it is chartered.

DIRECTORSHIPS

     During the past five years, none of our directors or persons nominated or chosen to become directors held any other directorship in any company with a class of securities registered pursuant to Section 12 of the 1934 Act or subject to the requirements of Section 15(d) of such Act or any other company registered as an investment company under the Investment Company Act of 1940.

OTHER SIGNIFICANT EMPLOYEES

     No other significant employees exist.

FAMILY RELATIONSHIPS

     No family relationship exists between or among any of our officers and directors. However, one of our Directors, Terry S. Adams, is the son of George Adams, Sr., our largest shareholder, and another one of our Directors, Frederick Feck, is the brother-in-law of George Adams, Sr.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     Except as described below, during the past ten years, no present director, executive officer or person nominated to become a director or an executive officer of Ciralight:

     (1) had a petition under the federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     (2) was convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3)  was  subject  to any  order,  judgment  or  decree,  not  subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any of the following activities:

          (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

          (ii) engaging in any type of business practice; or

          (iii)engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; or

     (4) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of an federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph
          (3) (i), above, or to be associated with persons engaged in any such activity; or

     (5) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and for which the judgment has not been reversed, suspended or vacated;

     (6) was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

     (7) was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to any alleged violation of:

          i.   Any Federal or State securities or commodities law or regulation;
               or

          ii. Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

          iii. Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     (8) was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), and registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C.1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

     Jeffrey Brain, our Chief Executive Officer, Chief Financial Officer and a member of our board of directors, filed for protection under Chapter 7 of the Federal Bankruptcy Code on October 7, 2005, and was discharged from bankruptcy on February 3, 2006. The reason for the bankruptcy was that Mr. Brain had worked as President of Valley Voters Organized Toward Empowerment ("Valley Vote") for five years and was owed approximately $253,000 by Valley Vote, which had continuously promised to pay him, but did not. In the meantime, Mr. Brain owed approximately $60,000 in income and payroll taxes, which he could not pay because of the money owed to him by Valley Vote. Our board of directors believes that Mr. Brain is an excellent and dedicated officer, director and employee of the Company and that his earlier bankruptcy is not reflective of his business acumen or his value to the Company.

CODE OF BUSINESS CONDUCT AND ETHICS

     On December 14, 2009, we adopted a Code of Business Conduct and Ethics applicable to our officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and any other persons performing similar functions. Our Code of Business Conduct and Ethics was designed to deter wrongdoing and promote honest and ethical conduct, full, fair and accurate disclosure, compliance with laws, prompt internal reporting and accountability to adherence to our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics is posted on our website at http://www.ciralightglobal.com. Our Code of Business Conduct and Ethics will be provided free of charge by us to interested parties upon request. Requests should be made in writing and directed to the Ciralight at the following address: 670 E. Parkridge, Suite 112, Corona, California 92879

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation paid by the Company to our executive officers and directors of the Company for services rendered during the periods indicated. Randall Letcavage resigned from his offices of President, Chief Executive Officer and Director on March 18, 2010. Jeffrey Bain was appointed President and Chief Executive Officer on March 19, 2010. The following table does not include compensation information for Terry S. Adams, Larry Eisenberg, Richard Katz or William ("Smokey") Robinson Jr., who were elected to the Board of Directors between April and May, 2012 and who will serve as Directors until the Annual Meeting of Shareholders on June 8, 2012, or until their successors are duly elected. The following table does not include compensation information for Jarrett Fenton, who was appointed our Chief financial Officer on April 9, 2012.

                           SUMMARY COMPENSATION TABLE

     Name and
    Principal                                               Stock          Option         All Other
     Position      Year(1)    Salary($)       Bonus($)   Awards($)(2)    Awards($)(3)   Compensation($)   Total($)
     --------      -------    ---------       --------   ------------    ------------   ---------------   --------
Jeffrey S. Brain    2011      $144,000        $     0     $ 4,125 (4)    $34,597 (5)      $31,655 (6)    $214,377
Chief Executive     2010      $139,000        $     0     $     0        $56,348 (7)      $41,634 (8)    $236,982
Officer             2009      $ 95,500        $     0     $83,726 (9)    $     0          $     0        $179,226
Director

Frederick Feck      2011      $      0        $     0     $     0        $34,597 (10)     $36,000 (11)   $ 70,597
Corporate           2010      $      0        $     0     $     0        $32,199 (12)     $36,000 (13)   $ 68,109
Secretary           2009      $      0        $     0     $   400 (14)   $     0          $ 9,000 (15)   $  9,400
Director

Randall             2011      $      0        $     0     $     0        $     0          $     0        $      0
Letcavage           2010      $      0        $     0     $     0        $     0          $     0        $      0
(Former President)  2009      $202,177 (16)   $     0     $60,052 (17)   $     0          $24,000 (18)   $286,229

----------
(1) The compensation covered in 2009 includes the period from the Company's inception on February 26, 2009, through December 31, 2009.

(2) The amounts listed in this column for 2009 reflect the fair value of certain contractual rights to receive restricted stock in accordance with the services rendered by such executives and anti-dilution rights granted to such executives during the period from February 26, 2009 (inception) to December 31, 2009. The grant date fair value of the restricted stock issued as founders' shares of the Company's common stock was $.001 per share (the par value of the Company's common stock on April 1, 2009 was utilized to issue the amount of shares of common stock equating to the fair value of the services rendered by Messrs. Letcavage, Brain and Feck as described in footnotes (4), (6) and (7) to the above Summary Compensation Table). The grant date fair value of the restricted stock issued as anti-dilution shares of the Company's common stock as compensation and for services rendered was $.25 per share (the price on December 31, 2009, based on issuances of the Company's common stock to private offering subscribers for cash) was utilized to issue the amount of shares of common stock equating to the value of the services rendered by Messrs. Letcavage and Brain as described in footnotes (4) and (6) to the above Summary Compensation Table). The fair values were determined in accordance with Financial Accounting Standards Codification Topic 718, Share-Based Payments (FASB ASC
     718).

(3) The amounts listed in this column for 2010 reflect the fair value of certain stock options granted to Messrs. Brain and Feck during 2010. On December 30, 2010, the Company's Board of Directors approved and adopted the Company's 2010 Employee and Consultant Stock Incentive Plan ("Plan") and reserved a total of 800,000 shares of common stock for issuance pursuant to the Plan. On December 30, 2010, the Board of Directors granted a total of 605,000 options at an exercise price of $.425 per share, exercisable over five years from the date of grant. 275,000 stock options were granted to the Company's President, Jeffrey Brain, for achieving certain milestones and for serving on the Board of Directors. 100,000 stock options were granted to Frederick Feck, a Director of the Company, for serving on the Board of Directors in 2010. The fair values were determined in accordance with Financial Accounting Standards Codification Topic 718, Share-Based Payments (FASB ASC 718).

     The amounts listed in this column for 2011 reflect the fair value of certain stock options granted to Messrs. Brain and Feck in January 2012, for services rendered during 2011. In January 2012, the Company's Board of Directors approved and adopted the Company's 2012 Employee and Consultant Stock Incentive Plan ("Plan") and reserved a total of 621,500 shares of common stock for issuance pursuant to the Plan. In January 2012, the Board of Directors granted a total of 200,000 options to members of our Board of Directors at an exercise price of $.4675 per share, exercisable over five years from the date of grant. 100,000 stock options were granted to the Jeffrey S. Brain and 100,000 stock options were granted to Frederick Feck for serving on the Board of Directors in 2011. The fair values were determined in accordance with Financial Accounting Standards Codification Topic 718, Share-Based Payments (FASB ASC 718).

(4) In January 2012, the Board of Directors granted 7,500 shares of restricted common stock to Mr. Brain for services rendered in 2011 as our Chief Executive Officer. The fair value of these shares was determined to be $4,125 in accordance with Financial Accounting Standards Codification Topic 718, Share-Based Payments (FASB ASC 718).

(5) Represents the fair value of 100,000 stock options granted to Mr. Brain for serving on the Board of Directors during 2011, determined in accordance with Financial Accounting Standards Codification Topic 718, Share-Based Payments (FASB ASC 718).

(6) Includes (i) $20,547 in health and dental insurance premiums paid by the Company for Mr. Brain and his dependents; (ii) $9,108 as an automobile allowance from the Company; and (iii) $5,000 is royalty payments assigned to Mr. Brain by our majority shareholder, George Adams, Sr., less $3,000 of such royalty payments assigned by Mr. Brain to Jacqui Matsumoto, one of our employees. See CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE.

(7) Represents the fair value of 275,000 stock options granted to Mr. Brain for serving on the Board of Directors during 2010 and for achieving certain milestones, determined in accordance with Financial Accounting Standards Codification Topic 718, Share-Based Payments (FASB ASC 718).

(8) Includes (i) $14,256 in health insurance benefits paid by the Company for Mr. Brain and his dependents; (ii) $1,518 as an automobile allowance from the Company; and (iii) $25,860 is royalty payments assigned to Mr. Brain by our majority shareholder, George Adams, Sr. See CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE.

(9) Includes (i) $320 as the value of 320,000 founder's shares of the Company's common stock issued at $.001 par value to Mr. Brain in April 2009 for services rendered; (ii) $30,000 as the value of 120,000 shares of common stock issued at $.25 per share to Mr. Brain for services rendered, accrued at $3,000 per month from March through December 2009; (iii) $23,350 as the value of 94,118 anti-dilution shares of common stock issued to Mr. Brain; and (iv) $29,876 as the value of 119,505 shares of common stock issued to Mr. Brain as bonus compensation. All of the above shares of the Company's common stock are beneficially owned by Mr. Brain, but held of record by Bayport Holding Company, LLC, Mr. Brain's personal holding company, and Mr. Brain has sole dispositive and voting control over such shares.

(10) Represents the fair value of 100,000 stock options granted to Mr. Feck for serving on the Board of Directors during 2011, determined in accordance with Financial Accounting Standards Codification Topic 718, Share-Based Payments (FASB ASC 718).

(11) Represents rental payments accrued for payment to Mr. Feck in the amount of $3,000 per month for the lease of our Corona, California warehouse facility from January 1, 2011 through December 31, 2011, on a verbal month to month lease.

(12) Represents the fair value of 100,000 stock options granted to Mr. Feck for serving on the Board of Directors during 2010, determined in accordance with Financial Accounting Standards Codification Topic 718, Share-Based Payments (FASB ASC 718).

(13) Represents rental payments to Mr. Feck in the amount of $3,000 per month for the lease of our Corona, California warehouse facility from January 1, 2010, through December 31, 2010, on a verbal month to month lease.

(14) Represents $400 as the value of 400,000 founder's shares of common stock issued at par value of $.001 per share to Mr. Feck in April 2009 for services rendered.

(15) Represents rental payments to Mr. Feck in the amount of $3,000 per month for the lease of our Corona, California warehouse facility from October 1, 2009, through December 31, 2009, on a verbal month to month lease. Mr. Feck allowed us to use this warehouse facility from March through September 2009 on a rent free basis.

(16) During the period from the Company's inception on February 26, 2009, through December 31, 2009, the Company paid iCapital Finance, Inc. consulting fees in the amount of $202,177. Mr. Letcavage is the majority owner of iCapital Finance, Inc.

(17) Includes (i) $240 as the value of 240,000 founder's shares of the Company's common stock issued at par value of $.001 per share to Mr. Letcavage in April 2009 for services rendered; (ii) $400 as the value of 400,000 founder's shares of common stock issued at par value of $.001 per share to iCapital Finance, Inc. in April 2009 for services rendered; (iii) $29,412 as the value of 117,647 anti-dilution shares of common stock issued to Mr. Letcavage; and (iv) $30,000 as the value of 120,000 shares issued at $.25 per share to Mr. Letcavage for services rendered, accrued at $3,000 per month from March through December 2009. As the majority owner of iCapital Finance, Inc., Mr. Letcavage has sole dispositive and voting power over the shares held of record by iCapital Finance, Inc.

(18) Represents rental payments to iCapital, Inc. commencing May 1, 2009, in the amount of $3,000 per month on a verbal month to month basis for use of our former executive offices at 2603 Main Street, Suite 1150, Irvine, California 92614. This rental agreement is no longer in effect.

DIRECTOR COMPENSATION

     We do not have a formal compensation plan for our directors. However, each of our two Directors was granted 100,000 stock options for serving on our Board of Directors during 2010 and an additional 100,000 stock options for serving on our Board of Directors during 2011.

EMPLOYMENT CONTRACTS

     We do not have any employment agreements with our employees or officers.

COMPENSATION DISCUSSION AND ANALYSIS

     We have prepared the following Compensation Discussion and Analysis to provide you with information that we believe is necessary to understand our executive compensation policies and decisions as they relate to the compensation of our named executive officers.

     We have five members on our board of directors and do not currently have a compensation committee. Larry Eisenberg and Richard Katz are deemed to be independent Directors. The presence of independent directors on our board of directors will allow us to form and constitute a compensation committee of our board of directors in the future.

     The primary objectives of the compensation committee with respect to executive compensation will be to (i) attract and retain the best possible executive talent available to us; (ii) motivate our executive officers to enhance our growth and profitability and increase shareholder value; and (iii) reward superior performance and contributions to the achievement of corporate objectives.

     The focus of our executive pay strategy will be to tie short-term and long-term cash and equity incentives to the achievement of measurable corporate and individual performance objectives or benchmarks and to align executive compensation with the creation and enhancement of shareholder value. In order to achieve these objectives, our compensation committee will be tasked with developing and maintaining a transparent compensation plan that will tie a substantial portion of our executives' overall compensation to our sales, operational efficiencies and profitability.

     Our board of directors has not set any performance objectives or benchmarks for 2012, as it intends for those objectives and benchmarks to be determined by the compensation committee once it is constituted and then approved by the board. However, we anticipate that compensation benefits will include competitive salaries, bonuses (cash and equity based), health insurance and stock option plans.

     When constituted, our compensation committee will meet at least quarterly to assess the cost and effectiveness of each executive benefit and the performance of our executive officers in light of our revenues, expenses and profits.

SHARE-BASED COMPENSATION PLAN

     On December 30, 2010, the Company's Board of Directors approved and adopted the Company's 2010 Employee and Consultant Stock Incentive Plan ("2010 Plan") and reserved a total of 800,000 shares of common stock for issuance pursuant to the Plan. The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses.

     Effective January 1, 2012, the Company's Board of Directors approved and adopted the Company's 2012 Employee and Consultant Stock Incentive Plan ("2012 Plan") and reserved a total of 621,500 shares of common stock for issuance pursuant to the 2012 Plan. The purpose of the 2012 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses.

                                PLAN INFORMATION

                                                                                                     Number of Securities
                                Number of Securities to be                                         Remaining Available for
                                 Issued Upon Exercise of         Weighted-Average Exercise         Future Issuance Under
                                   Outstanding Options,        Price of Outstanding Options,     Equity Compensation Plans
                                   Warrants and Rights             Warrants and Rights              (excluding column (a))
   Plan Category                           (a)                             (b)                              (c)
   -------------                   -------------------             -------------------           -------------------------
Equity Compensation Plans                  --                             --                                  --
Approved by Security
Holders

Equity Compensation Plans Not           1,080,900                        $.44                            319,100
Approved by Security Holders

     Total                              1,080,900                        $.44                            319,100

     Stock options exercisable into an aggregate of 680,900 shares of the Company's common stock were outstanding on December 31, 2010, of which 580,900 were vested on the date granted and 100,000 vested during 2011. No options were exercised by employees, officers or directors during the year ended December 31, 2010. Stock options exercisable into an aggregate of 400,000 shares of the Company's common stock were granted and vested in January 2012 for services performed during the 2011 fiscal year. The Black-Scholes option-pricing model was used to estimate the option fair values, in accordance with the provisions of Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure." This option-pricing model requires a number of assumptions, of which the most significant are, expected stock price volatility, the expected pre-vesting forfeiture rate and the expected option term (the amount of time from the grant date until the options are exercised or expire). Since the Company's stock does not have an extended history of stock prices or volatility, expected volatility and average contractual life variables were estimated utilizing a weighted average of comparable published volatilities and contractual lives based on industry comparables. Expected pre-vesting forfeitures were estimated based on expected employee turnover. The fair value of options granted during the year ended December 31, 2010, and in January 2012, for the year ended December 31, 2011, were estimated as of the grant date using the Black-Scholes option pricing model with the following assumptions: a dividend yield of zero percent, an expected volatility of between 70.5% and 71.5%, a risk-free interest rate of 0% and a remaining contractual life of between 1.0 and 5.0 years.

AGGREGATE OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

     There have been no exercises of stock options or SARs by our directors or executive officers.

LONG-TERM INCENTIVE PLAN AWARDS

     There have been no long-term incentive plan awards made by the company.

REPRICING OPTIONS

     We have not repriced any stock options.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

     A board of six (6) directors is to be elected. All directors will hold office until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

     Each proxy executed and returned by a holder of shares of Common and Preferred Stock will be voted in favor of the nominees to serve as directors unless the shareholder indicates to the contrary on the Proxy. Although the board of directors does not contemplate that any of the nominees hereinafter named will be unavailable for election, in the event that any such nominee is unable to serve, the proxies will be voted for the remaining nominees and for such other person(s), if any, as the board may propose. Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon the election of directors.

                         DIRECTOR NOMINEES FOR ELECTION

Name of Nominee                  Age               Position with Company
---------------                  ---               ---------------------
Terry S. Adams                   52         Chairman of the Board, Director

Jeffrey S. Brain                 52         President, Chief Executive Officer,
                                            Director

Larry Eisenberg                  60         Director

Frederick Feck                   80         Director

Richard Katz                     61         Director

William ("Smokey") Robinson Jr.  72         Director


              THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                     VOTE "FOR" THE ELECTION OF THE NOMINEES
                            TO THE BOARD OF DIRECTORS

                                   PROPOSAL 2.

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed HJ Associates and Consultants, LLP, as the Company's independent auditors for the fiscal years ending December 31, 2009, 2010, 2011 and 2012. Services provided to the Company by HJ Associates and Consultants, LLP in fiscal 2012 will include, among others, review of the Company's quarterly and annual financial statements.

     Representatives of HJ Associates and Consultants, LLP will not be attending the Annual Meeting; therefore, they will not be making a statement or be available to respond to questions at the Annual Meeting.

     AUDIT FEES. During the fiscal year ended December 31, 2011, the aggregate fees billed by the Company's auditors for services rendered for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q and for services provided in connection with the statutory and regulatory filings or engagements for 2011, was $50,000. During the fiscal year ended December 31, 2010, the aggregate fees billed by the Company's auditors for services rendered for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q and for services provided in connection with the statutory and regulatory filings or engagements for 2010, was $45,000.

     AUDIT-RELATED FEES. During the fiscal year ended December 31, 2011, the aggregate fees billed by the Company's auditors for services related to amendments to our Form S-1 registration statement reviews was $6,470. During the fiscal year ended December 31, 2010, the aggregate fees billed by the Company's auditors for services related to amendments to our Form S-1 registration statement reviews was $18,580.

     TAX FEES. Our auditors provided tax preparation services of $1,260 and $1,120 during the fiscal years ended December 31, 2011, and 2010, respectively.

     ALL OTHER FEES. No other fees were billed to the Company by our auditors during the fiscal years ended December 31, 2011, and 2010.

     PER-APPROVAL POLICIES AND PROCEDURES. The Board of Directors is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. The Board has no established policy regarding pre-approval of any audit or permissible non-audit services provided by the independent auditor.

                                   PROPOSAL 3.

          THE APPROVAL OF THE CIRALIGHT GLOBAL, INC. 2010 EMPLOYEE AND
                        CONSULTANT STOCK INCENTIVE PLAN

     On December 30, 2010, the Ciralight Global, Inc. 2010 Employee and Consultant Stock Incentive Plan ("2010 Plan") was adopted and approved by the Board of Directors. The 2010 Plan authorized 800,000 shares of common stock of the Company that may be granted to employees, consultants, officers, and directors of the Company in the form of both incentive and non-qualified stock options.

SUMMARY OF THE 2010 PLAN

     The following shall serve as a brief summary of the terms and conditions of the 2010 Plan, the full text of which is attached hereto as Appendix A and is incorporated herein by reference. Under any circumstance where this summary and the 2010 Plan are inconsistent, the plain language of the 2010 Plan shall be controlling.

     PURPOSE. The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of options, restricted stock and stock bonuses.

     ADMINISTRATION. The 2010 Plan is administered by the Board of Directors. Subject to the provisions of the 2010 Plan, the Board has full power (i) to construe and interpret the terms of the Plan, any Award Agreement and any other agreement or document executed pursuant to the plan; (ii) to prescribe, amend and rescind rules and regulations relating to the plan; (iii) to adopt, amend and rescind rules and guidelines for its own acts and proceedings; (iv) to determine the provisions of Awards to be granted under the Plan, which include approving:

     *    those individuals to receive awards;

     * the terms and conditions of the awards, including the number of shares and exercise price of the awards; and

     *    the time when the awards vest and have been earned.

     AUTHORIZED SHARES. The 800,000 shares reserved under the 2010 Plan will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock.

     ELIGIBILITY. All employees, officers, directors, consultants, independent contractors and advisors of the Company or any of its subsidiaries will be eligible to participate in the 2010 Plan; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital raising transaction.

     TYPES OF AWARDS. Awards under the 2010 Plan may be in the form of stock options (either incentive stock options or non-qualified options), awards of common stock (registered or restricted) and restricted stock units, or any combination thereof.

     * Stock Options. Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. The exercise price for a non-qualified stock option will not be less than 85% of the fair market value of common stock on the date of grant. The exercise price for an incentive stock option will not be less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of common stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an "employee" as defined in the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) after the date of grant.

     * Restricted Stock Awards. The Board of Directors may grant restricted stock awards under the 2010 Plan subject to the satisfaction of performance goals. A restricted stock award is an offer by the Company to sell to eligible persons shares of common stock that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of shares the person may purchase, the price to be paid, the restrictions to which the shares will be subject and all other terms and conditions of the restricted stock award.

     * Stock Bonuses. The Board of Directors may grant stock bonuses to eligible persons for extraordinary services rendered to the Company. The Board will determine the number of shares to be awarded, the performance goals imposed on the recipients of the stock bonuses and the extent to which such stock bonuses have been earned.

     TRANSFERABILITY. Under the 2010 Plan, awards are generally non-transferable other than by will or by the laws of descent and distribution.

FEDERAL INCOME TAX CONSEQUENCES

     The U.S. Federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of awards under the Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

     STOCK OPTIONS. The 2010 Plan is not qualified under Section 401(a) of the Code. In general, neither the grant nor the exercise of an incentive stock option granted under the Plan will result in taxable income to the option holder or a deduction to the Company. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result n a capital gain or loss.

     If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition. The amount of such ordinary income will generally be equal to the difference between the fair market value of the common stock on the date of exercise and the option price. In the case of a disqualifying disposition which is a sale in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on such sale over the adjusted basis of the stock, that is, in general, the price paid for the stock. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to any necessary withholding and reporting requirements.

     Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (i) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (ii) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

     Options granted under the 2010 Plan which are not incentive stock options are "non-qualified options." No income results upon the grant of a non-qualified option. When an option holder exercises a non-qualified option, he or she will realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the common stock over the option price. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding and reporting requirements.

     RESTRICTED STOCK. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

     THIS SUMMARY IS NOT A COMPLETE DESCRIPTION OF THE U.S. FEDERAL INCOME TAX ASPECTS OF THE 2010 PLAN. MOREOVER, THIS SUMMARY RELATES ONLY TO FEDERAL INCOME TAXES; THERE MAY ALSO BE FEDERAL ESTATE AND GIFT TAX CONSEQUENCES ASSOCIATED WITH THE 2010 PLAN, AS WELL AS STATE AND LOCAL TAX CONSEQUENCES.

NEW INCENTIVE PLAN BENEFITS

     The future benefits or amounts that would be received under the 2010 Plan by executive officers and other employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

NO OPTIONS CURRENTLY OUTSTANDING

     680,900 options are currently outstanding under the 2010 Plan.

VOTE REQUIRED FOR ADOPTION

     The affirmative vote of holders of a majority of the Company's common stock present in person or by proxy at the meeting is required to approve the 2010 Plan.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT THE SHAREHOLDERS VOTE "FOR" THE
                            APPROVAL OF THE 2010 PLAN

                                   PROPOSAL 4.

          THE APPROVAL OF THE CIRALIGHT GLOBAL, INC. 2012 EMPLOYEE AND
                        CONSULTANT STOCK INCENTIVE PLAN

     Effective January 1, 2012, the Ciralight Global, Inc. 2012 Employee and Consultant Stock Incentive Plan ("2012 Plan") was adopted and approved by the Board of Directors. The 2012 Plan authorized 621,500 shares of common stock of the Company that may be granted to employees, consultants, officers, and directors of the Company in the form of both incentive and non-qualified stock options.

SUMMARY OF THE 2012 PLAN

     The following shall serve as a brief summary of the terms and conditions of the 2012 Plan, the full text of which is attached hereto as Appendix B and is incorporated herein by reference. Under any circumstance where this summary and the 2012 Plan are inconsistent, the plain language of the 2012 Plan shall be controlling.

     PURPOSE. The purpose of the 2012 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of options, restricted stock and stock bonuses.

     ADMINISTRATION. The 2012 Plan is administered by the Board of Directors. Subject to the provisions of the 2012 Plan, the Board has full power (i) to construe and interpret the terms of the Plan, any Award Agreement and any other agreement or document executed pursuant to the plan; (ii) to prescribe, amend and rescind rules and regulations relating to the plan; (iii) to adopt, amend and rescind rules and guidelines for its own acts and proceedings; (iv) to determine the provisions of Awards to be granted under the Plan, which include approving:

     *    those individuals to receive awards;

     * the terms and conditions of the awards, including the number of shares and exercise price of the awards; and

     *    the time when the awards vest and have been earned.

     AUTHORIZED SHARES. The 621,500 shares reserved under the 2012 Plan will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock.

     ELIGIBILITY. All employees, officers, directors, consultants, independent contractors and advisors of the Company or any of its subsidiaries will be eligible to participate in the 2012 Plan; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital raising transaction.

     TYPES OF AWARDS. Awards under the 2012 Plan may be in the form of stock options (either incentive stock options or non-qualified options), awards of common stock (registered or restricted) and restricted stock units, or any combination thereof.

     * Stock Options. Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. The exercise price for a non-qualified stock option will not be less than 85% of the fair market value of common stock on the date of grant. The exercise price for an incentive stock option will not be less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of common stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an "employee" as defined in the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) after the date of grant.

     * Restricted Stock Awards. The Board of Directors may grant restricted stock awards under the 2010 Plan subject to the satisfaction of performance goals. A restricted stock award is an offer by the Company to sell to eligible persons shares of common stock that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of shares the person may purchase, the price to be paid, the restrictions to which the shares will be subject and all other terms and conditions of the restricted stock award.

     * Stock Bonuses. The Board of Directors may grant stock bonuses to eligible persons for extraordinary services rendered to the Company. The Board will determine the number of shares to be awarded, the performance goals imposed on the recipients of the stock bonuses and the extent to which such stock bonuses have been earned.

     TRANSFERABILITY. Under the 2012 Plan, awards are generally non-transferable other than by will or by the laws of descent and distribution.

FEDERAL INCOME TAX CONSEQUENCES

     The U.S. Federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of awards under the Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

     STOCK OPTIONS. The 2012 Plan is not qualified under Section 401(a) of the Code. In general, neither the grant nor the exercise of an incentive stock option granted under the Plan will result in taxable income to the option holder or a deduction to the Company. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result n a capital gain or loss.

     If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition. The amount of such ordinary income will generally be equal to the difference between the fair market value of the common stock on the date of exercise and the option price. In the case of a disqualifying disposition which is a sale in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on such sale over the adjusted basis of the stock, that is, in general, the price paid for the stock. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to any necessary withholding and reporting requirements.

     Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (i) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (ii) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

     Options granted under the 2012 Plan which are not incentive stock options are "non-qualified options." No income results upon the grant of a non-qualified option. When an option holder exercises a non-qualified option, he or she will realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the common stock over the option price. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding and reporting requirements.

     RESTRICTED STOCK. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

     THIS SUMMARY IS NOT A COMPLETE DESCRIPTION OF THE U.S. FEDERAL INCOME TAX ASPECTS OF THE 2012 PLAN. MOREOVER, THIS SUMMARY RELATES ONLY TO FEDERAL INCOME TAXES; THERE MAY ALSO BE FEDERAL ESTATE AND GIFT TAX CONSEQUENCES ASSOCIATED WITH THE 2012 PLAN, AS WELL AS STATE AND LOCAL TAX CONSEQUENCES.

NEW INCENTIVE PLAN BENEFITS

     The future benefits or amounts that would be received under the 2012 Plan by executive officers and other employees are discretionary and are, therefore, not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

NUMBER OF OPTIONS CURRENTLY OUTSTANDING

     400,000 options are currently outstanding under the 2012 Plan.

VOTE REQUIRED FOR ADOPTION

     The affirmative vote of holders of a majority of the Company's common stock present in person or by proxy at the meeting is required to approve the 2012 Plan.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT THE SHAREHOLDERS VOTE "FOR" THE
                            APPROVAL OF THE 2012 PLAN

                        "HOUSEHOLDING" OF PROXY MATERIALS

     The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or report, as applicable, addressed to those shareholders. This process, which is commonly referred to as "householding" potentially provides extra conveniences for shareholders and cost savings for companies.

     Although we do not intend to household for our shareholders of record, some brokers household our proxy materials and reports, delivering a single copy of proxy statement or report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request "householding" of their communications should contact their brokers.

                       WHERE YOU CAN FIND MORE INFORMATION

     We file our reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission's website at www.sec.gov. Additional information regarding the Company and its business activities is available at the Company's website located at www.nationalhealthpartners.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any shareholder or beneficial owner of Common Stock upon written request to Ciralight Global, Inc. at the address on the first page of this Proxy Statement to the attention of the President.

    DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

     Any proposal intended to be presented for action at our 2013 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by our President within a reasonable time before the solicitation of proxies for such meeting. Such proposals should be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any shareholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time and there is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement.

     All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to Ciralight Global, Inc., at the address on the first page of this Proxy Statement to the attention of the President. With respect to business to be brought before our meeting of shareholders to be held on June 8, 2012, we have received no notices from our shareholders that we were required to be included in this proxy statement.

OTHER BUSINESS

     The Company knows of no other matters to be submitted at this meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                 By Order of the Board of Directors


                                 /s/ Jeffrey S. Brain
                                 -----------------------------------------------
Date: May 18, 2012               Jeffrey S. Brain
                                 Director, President and Chief Executive Officer

                                   APPENDICES

Appendix A: Ciralight Global,  Inc. 2010 Employee and Consultant Stock Incentive
            Plan.

Appendix B: Ciralight Global, Inc. 2012 Employee and Consultant Stock Incentive
            Plan.

                                                                      APPENDIX A

                             CIRALIGHT GLOBAL, INC.

                2010 EMPLOYEE AND CONSULTANT STOCK INCENTIVE PLAN

                          AS ADOPTED DECEMBER 30, 2010

1. PURPOSE.

     The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2. DEFINITIONS.

     As used in this Plan, the following terms will have the following meanings:

     "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

     "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMPANY" means Ciralight Global, Inc., a Nevada corporation, or any successor corporation.

     "DEBT OBLIGATION" means any obligation of the Company to a Participant (including an Insider) for accounting, engineering, legal and other services rendered to the Company.

     "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Board.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXCHANGE PRICE" means the price at which Shares are exchanged with holders of Debt Obligations.

     "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

     (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

     (b) if such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

     (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by Bloomberg, L.P.;

     (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

     (e)  if none of the foregoing is applicable, by the Board in good faith.

     "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

     "OPTION" means an award of an option to purchase Shares pursuant to Section 6.

     "PARTICIPANT" means a person who receives an Award under this Plan.

     "PERFORMANCE FACTORS" means the factors selected by the Board, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

     (a)  Net revenue and/or net revenue growth;

     (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

     (c)  Operating income and/or operating income growth;

     (d)  Net income and/or net income growth;

     (e)  Earnings per share and/or earnings per share growth;

     (f)  Total stockholder return and/or total stockholder return growth;

     (g)  Return on equity;

     (h)  Operating cash flow return on income;

     (i)  Adjusted operating cash flow return on income;

     (j)  Economic value added;

     (k)  Individual confidential business objectives;

     (l)  Assisting the Company is becoming a publicly-held entity;

     (m)  Serving on the Board;

     (n) Assisting the Company in getting its listed on an exchange or quoted on the OTC Bulletin Board;

     (o)  Assisting the Company's entry into major business relationships; and

     (p) Any other performance benchmark, goal or milestone determined by the Board in its sole and absolute discretion.

     "PERFORMANCE PERIOD" means the period of service determined by the Board, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

     "PLAN" means this Ciralight Global, Inc. 2010 Employee and Consultant Stock Incentive Plan, as amended from time to time.

     "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 7.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

     "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

     "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Board will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services ("TERMINATION DATE").

     "UNVESTED SHARES" means "Unvested Shares" as defined in the Award
Agreement.

     "VESTED SHARES" means "Vested Shares" as defined in the Award Agreement.

3. SHARES SUBJECT TO THE PLAN.

     3.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be 800,000 plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

     3.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Board.

4. ELIGIBILITY.

     ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

5. ADMINISTRATION.

     5.1 BOARD AUTHORITY. This Plan will be administered by the Board. Subject to the general purposes, terms and conditions of this Plan, the Board will have full power to implement and carry out this Plan. Without limitation, the Board will have the authority to:

     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

     (c)  select persons to receive Awards;

     (d)  determine the form and terms of Awards;

     (e) determine the number of Shares or other consideration subject to Awards;

     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

     (g)  grant waivers of Plan or Award conditions;

     (h)  determine the vesting, ability to exercise and payment of Awards;

     (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

     (j)  determine whether an Award has been earned;

                                       and

     (k) make all other determinations necessary or advisable for the administration of this Plan.

     5.2 BOARD DISCRETION. Any determination made by the Board with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Board may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

6. OPTIONS.

     The Board may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

     6.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement that will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Board may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     6.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option, unless otherwise specified by the Board. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

     6.3 EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Board as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Board also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Board determines. All Options granted hereunder shall grant the Participants the right to exercise their Options immediately or at the rate of at least 20% per year for five years, subject to the continued employment of the Participant by the Company.

     6.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Board when the Option is granted and may be not less than 85% of the Fair

Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

     6.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement ("EXERCISE AGREEMENT") in a form approved by the Board, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

     6.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

     (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date(or such shorter or longer time period not exceeding five (5) years as may be determined by the Board, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

     (b) If the Participant's service is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Board, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

     (c) Notwithstanding the provisions in paragraph 6.6(a) above, if a Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to

          Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

     6.7 LIMITATIONS ON EXERCISE. The Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

     6.8 LIMITATIONS ON ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

     6.9 MODIFICATION, EXTENSION OR RENEWAL. The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Board may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

     6.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7. RESTRICTED STOCK.

     A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Board will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid ("PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Board.

     7.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Board on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 110% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

     7.3 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to such restrictions as the Board may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Board shall:
(a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Board shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

     7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Board determines otherwise.

     7.5 "RESTRICTED STOCK MEANS." "Restricted Stock" as used in this Plan means Shares that are subject to restrictions imposed by this Plan and not by restrictions required by the Securities Act and, therefore, "Restricted Stock" is not intended to be the same as "Restricted Securities" under the Securities Act.

8. STOCK BONUSES.

     8.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for extraordinary services rendered to the Company. A Stock Bonus will be awarded pursuant to an Award Agreement ("STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement ("PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Board may determine.

     8.2 TERMS OF STOCK BONUSES. The Board will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Board will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Board shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Board. The Board may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Board deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     8.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Board may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Board will determine.

9. PAYMENT FOR SHARE PURCHASES.

     9.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board and where permitted by law:

     (a) by cancellation of, or credit against, indebtedness of the Company to the Participant;

     (b) by surrender of shares that either: (1) have been owned by Participant for more than one year and have been paid for within the meaning of Rule 144 of the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

     (c) by waiver of compensation due or accrued to the Participant for services rendered; or

     (e)  by any combination of the foregoing.

10. WITHHOLDING TAXES.

     10.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     10.2 STOCK WITHHOLDING. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Board and be in writing in a form acceptable to the Board.

11. PRIVILEGES OF STOCK OWNERSHIP.

     11.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

     11.2 FINANCIAL STATEMENTS. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12. TRANSFERABILITY.

     Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Board and set forth in the Award Agreement with respect to Awards that are not ISOs.

13. RESTRICTIONS ON SHARES.

     At the discretion of the Board, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of (a) Participant's Termination Date, or (b) the date Participant purchases Shares under this Plan. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness, and the price per share shall be the Participant's Exercise Price or the Purchase Price, as applicable; provided that the Company's right to repurchase at the original Purchase Price shall lapse at the rate of 20% of Unvested Shares per year over five years from the date the Options were granted (without respect to the date the Options were exercised or became exercisable).

14. CERTIFICATES.

     All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15. ESCROW; PLEDGE OF SHARES.

     To enforce any restrictions on a Participant's Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Board may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Board will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

16. EXCHANGE AND BUYOUT OF AWARDS.

     The Board may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Board may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Board and the Participant may agree.

17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

     An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18. NO OBLIGATION TO EMPLOY.

     Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

19. CORPORATE TRANSACTIONS.

     19.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, such Awards will expire on such transaction at such time and on such conditions as the Board will determine. Notwithstanding anything in this Plan to the contrary, the Board may provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this
Section 19. If the Board exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Board.

     19.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

     19.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged(except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20. ADOPTION AND STOCKHOLDER APPROVAL.

     This Plan will become effective on the date on which it is adopted by the Board ("EFFECTIVE DATE"). This Plan shall be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan. In the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded.

21. TERM OF PLAN/GOVERNING LAW.

     Unless earlier terminated as provided herein, this Plan will terminate ten
(10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

22. AMENDMENT OR TERMINATION OF PLAN.

     The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23. NONEXCLUSIVITY OF THE PLAN.

     Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

24. ACTION BY BOARD.

     Any action permitted or required to be taken by the Board or any decision or determination permitted or required to be made by the Board pursuant to this Plan shall be taken or made in the Board's sole and absolute discretion.

Adopted by the Board of Directors on December 30, 2010.

                                                                      APPENDIX B

                             CIRALIGHT GLOBAL, INC.

                2012 EMPLOYEE AND CONSULTANT STOCK INCENTIVE PLAN

         ADOPTED AS OF JANUARY 1, 2012 / AMENDED AS OF FEBRUARY 2, 2012

1. PURPOSE.

     The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2. DEFINITIONS.

     As used in this Plan, the following terms will have the following meanings:

     "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

     "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMPANY" means Ciralight Global, Inc., a Nevada corporation, or any successor corporation.

     "DEBT OBLIGATION" means any obligation of the Company to a Participant (including an Insider) for accounting, engineering, legal and other services rendered to the Company.

     "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Board.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXCHANGE PRICE" means the price at which Shares are exchanged with holders of Debt Obligations.

     "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

     (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

     (b)  if such  Common  Stock is quoted on the NASDAQ  National  Market,  its
          closing  price  on  the  NASDAQ   National   Market  on  the  date  of
          determination as reported in The Wall Street Journal;

     (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by Bloomberg, L.P.;

     (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

     (e)  if none of the foregoing is applicable, by the Board in good faith.

     "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

     "OPTION" means an award of an option to purchase Shares pursuant to Section 6.

     "PARTICIPANT" means a person who receives an Award under this Plan.

     "PERFORMANCE FACTORS" means the factors selected by the Board, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

     (a)  Net revenue and/or net revenue growth;

     (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

     (c)  Operating income and/or operating income growth;

     (d)  Net income and/or net income growth;

     (e)  Earnings per share and/or earnings per share growth;

     (f)  Total stockholder return and/or total stockholder return growth;

     (g)  Return on equity;

     (h)  Operating cash flow return on income;

     (i)  Adjusted operating cash flow return on income;

     (j)  Economic value added;

     (k)  Individual confidential business objective;

     (l)  Serving on the Board;

     (m)  Assisting the Company in getting its listed on an exchange;

     (n)  Assisting the Company's entry into major business relationships; and

     (o) Any other performance benchmark, goal or milestone determined by the Board in its sole and absolute discretion.

     "PERFORMANCE PERIOD" means the period of service determined by the Board, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

     "PLAN" means this Ciralight Global, Inc. 2012 Employee and Consultant Stock Incentive Plan, as amended from time to time.

     "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 7.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

     "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

     "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Board will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services ("TERMINATION DATE").

     "UNVESTED   SHARES"  means  "Unvested  Shares"  as  defined  in  the  Award
Agreement.

     "VESTED SHARES" means "Vested Shares" as defined in the Award Agreement.

3. SHARES SUBJECT TO THE PLAN.

     3.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be 621,500 plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

     3.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Board.

     3.3 LIMITATION ON TOTAL NUMBER OF SHARES ISSUABLE UNDER THE PLAN. In order to comply with the California Code of Regulations, the Company will insure that at no time shall the total number of Shares issuable under this Plan and upon the exercise of all outstanding options and the total number of shares provided for under this Plan and any other Company plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Regulation 260.140.45 of Rules of the California Corporations Commissioner.

4. ELIGIBILITY.

      ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

5. ADMINISTRATION.

     5.1 BOARD AUTHORITY. This Plan will be administered by the Board. Subject to the general purposes, terms and conditions of this Plan, the Board will have full power to implement and carry out this Plan. Without limitation, the Board will have the authority to:

     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award

     (c)  select persons to receive Awards;

     (d)  determine the form and terms of Awards;

     (e) determine the number of Shares or other consideration subject to Awards;

     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

     (g)  grant waivers of Plan or Award conditions;

     (h)  determine the vesting, ability to exercise and payment of Awards;

     (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

     (j)  determine whether an Award has been earned; and

     (k)  make  all  other   determinations   necessary  or  advisable  for  the
          administration of this Plan.

     5.2 BOARD DISCRETION. Any determination made by the Board with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Board may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

6. OPTIONS.

      The Board may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

     6.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement that will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Board may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     6.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option, unless otherwise specified by the Board. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

     6.3 EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Board as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Board also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Board determines. All Options granted hereunder shall grant the Participants the right to exercise their Options immediately or at the rate of at least 20% per year for five years, subject to the continued employment of the Participant by the Company.

     6.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Board when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

     6.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement ("EXERCISE AGREEMENT") in a form approved by the Board, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

     6.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

          (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date(or such shorter or longer time period not exceeding five (5) years as may be determined by the Board, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

          (b)  If  the   Participant's   service   is   Terminated   because  of
Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Board, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

          (c) Notwithstanding the provisions in paragraph 6.6(a) above, if a Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

     6.7 LIMITATIONS ON EXERCISE. The Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

     6.8 LIMITATIONS ON ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

     6.9 MODIFICATION, EXTENSION OR RENEWAL. The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Board may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

     6.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7. RESTRICTED STOCK.

     A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Board will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid ("PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Board.

     7.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Board on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 110% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

     7.3 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to such restrictions as the Board may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Board shall:
(a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Board shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

     7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Board determines otherwise.

     7.5 "RESTRICTED STOCK MEANS." "Restricted Stock" as used in this Plan means Shares that are subject to restrictions imposed by this Plan and not by restrictions required by the Securities Act and, therefore, "Restricted Stock" is not intended to be the same as "Restricted Securities" under the Securities Act.

8. STOCK BONUSES.

     8.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for extraordinary services rendered to the Company. A Stock Bonus will be awarded pursuant to an Award Agreement ("STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement ("PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Board may determine.

     8.2 TERMS OF STOCK BONUSES. The Board will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Board will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Board shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and

Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Board. The Board may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Board deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     8.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Board may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Board will determine.

9. PAYMENT FOR SHARE PURCHASES.

     9.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board and where permitted by law:

     (a) by cancellation of, or credit against, indebtedness of the Company to the Participant;

     (b)  by surrender of shares that either:

          i. have been owned by Participant for more than one year and have been paid for within the meaning of Rule 144 of the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or

          ii.  were obtained by Participant in the public market;

     (c) by waiver of compensation due or accrued to the Participant for services rendered; or

     (d)  by any combination of the foregoing.

10. WITHHOLDING TAXES.

     10.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     10.2 STOCK WITHHOLDING. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Board and be in writing in a form acceptable to the Board.

11. PRIVILEGES OF STOCK OWNERSHIP.

     11.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

     11.2 FINANCIAL STATEMENTS. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12. TRANSFERABILITY.

     Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Board and set forth in the Award Agreement with respect to Awards that are not ISOs.

13. RESTRICTIONS ON SHARES.

     At the discretion of the Board, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of (a) Participant's Termination Date, or (b) the date Participant purchases Shares under this Plan. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness, and the price per share shall be the Participant's Exercise Price or the Purchase Price, as applicable; provided that the Company's right to repurchase at the original Purchase Price shall lapse at the rate of 20% of Unvested Shares per year over five years from the date the Options were granted (without respect to the date the Options were exercised or became exercisable).

14. CERTIFICATES.

     All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15. ESCROW; PLEDGE OF SHARES.

     To enforce any restrictions on a Participant's Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Board may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Board will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

16. EXCHANGE AND BUYOUT OF AWARDS.

     The Board may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Board may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Board and the Participant may agree.

17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

     An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18. NO OBLIGATION TO EMPLOY.

     Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

19. CORPORATE TRANSACTIONS.

     19.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, such Awards will expire on such transaction at such time and on such conditions as the Board will determine. Notwithstanding anything in this Plan to the contrary, the Board may provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this
Section 19. If the Board exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Board.

     19.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

     19.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged(except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20. ADOPTION AND STOCKHOLDER APPROVAL.

     This Plan will become effective on the date on which it is adopted by the Board ("EFFECTIVE DATE"). This Plan shall be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan. In the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded.

21. TERM OF PLAN/GOVERNING LAW.

     Unless earlier terminated as provided herein,  this Plan will terminate ten
(10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

22. AMENDMENT OR TERMINATION OF PLAN.

     The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23. NONEXCLUSIVITY OF THE PLAN.

     Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

24. ACTION BY BOARD.

     Any action permitted or required to be taken by the Board or any decision or determination permitted or required to be made by the Board pursuant to this Plan shall be taken or made in the Board's sole and absolute discretion.

Adopted by the Board of Directors as of January 1, 2012.

Amended by the Board of Directors as of February 2, 2012.

                             CIRALIGHT GLOBAL, INC.
                                   2012 PROXY

     The undersigned hereby appoints Jeffrey S. Brain and Terry S. Adams as Proxies with the power to appoint their substitutes, and hereby authorizes them to represent and to vote ALL of the shares of the Common Stock and/or Preferred Stock of Ciralight Global, Inc., standing in the name of the undersigned at the Annual Meeting of Shareholders to be held June 25, 2012 and upon such other matters as may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

1. Nominees for Directors:

SHAREHOLDERS VOTE FOR THE SIX DIRECTORS DIRECTLY BELOW:

Terry S. Adams

                                    FOR __        AGAINST __         ABSTAIN __

Jeffrey S. Brain

                                    FOR __        AGAINST __         ABSTAIN __

Larry Eisenberg

                                    FOR __        AGAINST __         ABSTAIN __

Frederick Feck

                                    FOR __        AGAINST __         ABSTAIN __

Richard Katz

                                    FOR __        AGAINST __         ABSTAIN __

William ("Smokey") Robinson Jr.

                                    FOR __        AGAINST __         ABSTAIN __

2. To ratify the selection of HJ & Associates & Consultants, LLP. As the Company's independent accountants for the 2009, 2010, 2011 and 2012 fiscal years.

                                    FOR __        AGAINST __         ABSTAIN __

3. To approve the Company's 2010 Employee and Consultant Stock Incentive Plan.

                                    FOR __        AGAINST __         ABSTAIN __

4. To approve the Company's 2012 Employee and Consultant Stock Incentive Plan.

                                    FOR __        AGAINST __         ABSTAIN __

                            PROXY/VOTING INSTRUCTIONS
                  ANNUAL MEETING OF SHAREHOLDERS JUNE 25, 2012

     The shares represented by this proxy will be voted as directed by the Shareholder. If no specification is made, the shares will be voted FOR ALL proposals. When signing as attorney, executor, administrator, trustee or guardian, give full title as such, and when stock has been issued in the names of two or more persons, all should sign unless evidence of authority to sign on behalf of the others is attached.

Dated:
     ------------------------------   ------------------------------------------
                                      Number of Shares Represented by this Proxy


-----------------------------------   ------------------------------------------
Signatures                            Signatures


-----------------------------------   ------------------------------------------
Name of Shareholder                   Name of Shareholder

PLEASE RETURN ALL PROXIES TO:    Ciralight Global, Inc.
                                 670 E. Parkridge
                                 Suite 112
                                 Corona, California 92879
                                 Attention: President

YOU MAY FAX YOUR SIGNED AND DATED PROXY TO US AT (877) 520-5995.

YOU MAY ALSO SCAN AND EMAIL YOUR SIGNED AND DATED PROXY TO US AT:

info@ciralight.com